SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest event reported)        April 1, 2000
                                                        ------------------------


________________________________________________________________________________
                        Merrill Lynch Municipal ABS, Inc
             (Exact name of registrant as specified in its charter)


________________________________________________________________________________

          New York                 33-56254                      13-369-8229
(State or other jurisdiction     (Commission                    (IRS Employer
       of incorporation)         File Number)                Identification No.)


World Financial Center, North Tower, Ninth Floor, New York, New York    10080
           (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (212) 449-9938


________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            None.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) None.

            (b) None.

            (c) Exhibits.

                  1. Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of April 1, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









Dated:      12/22/04              MERRILL LYNCH MUNICIPAL ABS, INC.


                                  By:   /s/ Edward J. Sisk
                                        -----------------------------
                                        Name:  Edward J. Sisk
                                        Title: Authorized Signatory

                                  EXHIBIT INDEX


Exhibit                                                                   Page
-------                                                                   ----
Statement to holders of Merrill Lynch Municipal ABS, Inc
Prerefunded Municipal Certificates, Series 1, Series 2,
Series 3 relating to the Distribution Date of April 1, 2000                 5

                         STATEMENT TO CERTIFICATEHOLDERS




           Statement to Holders of Merrill Lynch Municipal ABS, Inc.
      Prerefunded Municipal Certificates, Series 1, Series 2 and Series 3
               relating to the Distribution Date of April 1, 2000

                                                            [LOGO] Deutsche Bank

March 29, 2000

Merrill Lynch
World Financial Center
North Towers - 9th Floor
250 Vesey Street
New York, NY 10281-1309
Attn Alan Levy

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn: Fran Vespa

Re: Merrill Lynch Municipal ABS, Inc.
    Prerefunded Municipal Certificates Series 1, 2 and 3

Gentlemen:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Bankers Trust Company as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 1, 2000. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250 6378.

Very truly yours,



Safer Kalabovic
Assistant Treasurer

                                                            [LOGO] Deutsche Bank

March 29, 2000

Bryan Hughes
Merrill Lynch

Re:         Merrill Lynch Municipal ABS, Inc.
            Prerefunded Municipal Certificates Series 1, 2 and 3

Bryan:

For the above referenced issues, the principal and interest information for April 1, 2000 is attached. All other relevant information is as follows:


            Premium on Bonds                                        None
            Trustee Fees Payable                                    None
            Interest Shortfall on Bonds                             None
            Aggregate Shortfall on Bonds                            None
            Accrued Interest undistributed to holders               None
            Accrued Principal undistributed to holders              None
            Underlying Bonds on issues                              Attached


Should you have any questions please call me at (212) 250-6378.

Thank You,


Safet Kalabovic
Assistant Treasurer

                              SERIES 1 CERTIFICATES

-------------------------------------------------------------------------------------------------------------
            Certificate                                                          Interest          Principal
   Class     Maturity         CUSIP     Certificate       Certificate             Amount             Amount
   Number      Date           Number        Rate            Amount                 Due                Due
-------------------------------------------------------------------------------------------------------------
     10     04/01/2000     021433 EE3      5.00                95,000.00          2,375.00         95,000.00
-------------------------------------------------------------------------------------------------------------
     11     10/01/2000     021433 EF0      5.00                95,000.00          2,375.00              0.00
-------------------------------------------------------------------------------------------------------------
     12     04/01/2001     021433 EG8      5.00               100,000.00          2,500.00              0.00
-------------------------------------------------------------------------------------------------------------
     13     10/01/2001     021433 EH6      5.00               100,000.00          2,500.00              0.00
-------------------------------------------------------------------------------------------------------------
     14     04/01/2002     021433 EJ2      5.10               105,000.00          2,677.50              0.00
-------------------------------------------------------------------------------------------------------------
     15     10/01/2002     021433 EK9      5.10               295,000.00          7,522.50              0.00
-------------------------------------------------------------------------------------------------------------
     16     04/01/2003     021433 EL7      5.10               100,000.00          2,550.00              0.00
-------------------------------------------------------------------------------------------------------------
     17     10/01/2003     021433 EM5      5.10               320,000.00          8,160.00              0.00
-------------------------------------------------------------------------------------------------------------
     18     04/01/2004     021433 EN3      5.20                95,000.00          2,470.00              0.00
-------------------------------------------------------------------------------------------------------------
     19     10/01/2004     021433 EP8      5.20               340,000.00          8,840.00              0.00
-------------------------------------------------------------------------------------------------------------
     20     04/01/2005     021433 EQ6      5.25                95,000.00          2,493.75              0.00
-------------------------------------------------------------------------------------------------------------
     21     10/01/2005     021433 ER4      5.25               360,000.00          9,450.00              0.00
-------------------------------------------------------------------------------------------------------------
     22     10/01/2008     021433 EX1      5.50             1,495,000.00*        41,112.50              0.00
-------------------------------------------------------------------------------------------------------------
     23     10/01/2010     021433 FB8      5.60             1,130,000.00*        31,640.00              0.00
-------------------------------------------------------------------------------------------------------------
     24     10/01/2012     021433 FF9      5.70             1,200,000.00*        34,200.00              0.00
-------------------------------------------------------------------------------------------------------------
     RI     10/01/2012     021433 FG7      Variable            59,322.00      Residual -->            727.00
-------------------------------------------------------------------------------------------------------------
   TOTAL                                                   $5,984,322.00       $160,866.25        $95,727.00
-------------------------------------------------------------------------------------------------------------

****Information as of 3/31/96
****Underlying Bond-Altamonte Springs FLA Authority
      13.125% 10/01/12, $3,910,000

                              SERIES 2 CERTIFICATES

-----------------------------------------------------------------------------------------------------------------
               Certificate                                                          Interest        Principal
     Class      Maturity        CUSIP    Certificate       Certificate               Amount          Amount
    Number        Date          Number      Rate              Amount                  Due              Due
-----------------------------------------------------------------------------------------------------------------
      10       04/01/2000     70252B AY9    5.00               245,000.00             6,125.00     245,000.00
--------------------------------------------------------------------------------------------------------------
      11       10/01/2000     70252B AZ6    5.00               250,000.00             6,250.00           0.00
--------------------------------------------------------------------------------------------------------------
      12       04/01/2001     70252B BA0    5.00               255,000.00             6,375.00           0.00
--------------------------------------------------------------------------------------------------------------
      13       10/01/2001     70252B BB8    5.00               265,000.00             6,625.00           0.00
--------------------------------------------------------------------------------------------------------------
      14       04/01/2002     70252B BC6    5.10               270,000.00             6,885.00           0.00
--------------------------------------------------------------------------------------------------------------
      15       10/01/2002     70252B BD4    5.10               795,000.00            20,272.50           0.00
--------------------------------------------------------------------------------------------------------------
      16       04/01/2003     70252B BE2    5.10               265,000.00             6,757.50           0.00
--------------------------------------------------------------------------------------------------------------
      17       10/01/2003     70252B BF9    5.10               860,000.00            21,930.00           0.00
--------------------------------------------------------------------------------------------------------------
      18       04/01/2004     70252B BG7    5.20               250,000.00             6,500.00           0.00
--------------------------------------------------------------------------------------------------------------
      19       10/01/2004     70252B BH5    5.20               925,000.00            24,050.00           0.00
--------------------------------------------------------------------------------------------------------------
      20       04/01/2005     70252B BJ1    5.25               240,000.00             6,300.00           0.00
--------------------------------------------------------------------------------------------------------------
      21       10/01/2005     70252B BK8    5.25             1,000,000.00            26,250.00           0.00
--------------------------------------------------------------------------------------------------------------
      22       10/01/2007     70252B BP7    5.40             2,255,000.00*           60,885.00           0.00
--------------------------------------------------------------------------------------------------------------
      23       10/01/2010     70252B BV4    5.60             5,000,000.00*          140,000.00           0.00
--------------------------------------------------------------------------------------------------------------
      24       10/01/2012     70252B BZ5    5.70             1,915,000.00*           54,577.50           0.00
--------------------------------------------------------------------------------------------------------------
      RI       10/01/2012     70252B CA9    Variable            70,374.00         Residual -->       1,624.00
--------------------------------------------------------------------------------------------------------------
     TOTAL                                                 $14,860,374.00          $399,782.50    $246,624.00
--------------------------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
13.125% 10/01/12, $9,850,000

                              SERIES 3 CERTIFICATES

-----------------------------------------------------------------------------------------------------------------
               Certificate                                                          Interest           Principal
    Class       Maturity       CUSIP       Certificate       Certificate             Amount             Amount
   Number         Date         Number         Rate             Amount                  Due                Due
-----------------------------------------------------------------------------------------------------------------
     10      04/01/2000     684503 TL9        5.00          1,020,000.00            25,500.00       1,020,000.00
-----------------------------------------------------------------------------------------------------------------
     11      10/01/2000     684503 TM7        5.00          1,045,000.00            26,125.00               0.00
-----------------------------------------------------------------------------------------------------------------
     12      04/01/2001     684503 TN5        5.00          1,070,000.00            26,750.00               0.00
-----------------------------------------------------------------------------------------------------------------
     13      10/01/2001     684503 TP0        5.00          1,095,000.00            27,375.00               0.00
-----------------------------------------------------------------------------------------------------------------
     14      04/01/2002     684503 TQ8        5.10          1,125,000.00            28,687.50               0.00
-----------------------------------------------------------------------------------------------------------------
     15      10/01/2002     684503 TR6        5.10          3,190,000.00            81,345.00               0.00
-----------------------------------------------------------------------------------------------------------------
     16      04/01/2003     684503 TS4        5.10          1,100,000.00            28,050.00               0.00
-----------------------------------------------------------------------------------------------------------------
     17      10/01/2003     684503 TT2        5.10          3,425,000.00            87,337.50               0.00
-----------------------------------------------------------------------------------------------------------------
     18      04/01/2004     684503 TU9        5.20          1,065,000.00            27,690.00               0.00
-----------------------------------------------------------------------------------------------------------------
     19      10/01/2004     684503 TV7        5.20          3,675,000.00            95,550.00               0.00
-----------------------------------------------------------------------------------------------------------------
     20      10/01/2005     684503 TX3        5.25          4,975,000.00*          130,593.75               0.00
-----------------------------------------------------------------------------------------------------------------
     21      10/01/2006     684503 TZ8        5.30          5,225,000.00*          138,462.50               0.00
-----------------------------------------------------------------------------------------------------------------
     22      10/01/2007     684503 UB9        5.40          5,480,000.00*          147,960.00               0.00
-----------------------------------------------------------------------------------------------------------------
     23      10/01/2008     684503 UD5        5.50          5,785,000.00*          159,087.50               0.00
-----------------------------------------------------------------------------------------------------------------
     24      10/01/2009     684503 UF0        5.60          6,085,000.00*          170,380.00               0.00
-----------------------------------------------------------------------------------------------------------------
     25      10/01/2010     684503 UH6        5.60          6,410,000.00*          179,480.00               0.00
-----------------------------------------------------------------------------------------------------------------
     26      10/01/2011     684503 UK9        5.70          6,750,000.00*          192,375.00               0.00
-----------------------------------------------------------------------------------------------------------------
     27      10/01/2012     684503 UM5        5.70          4,910,000.00*          139,935.00               0.00
-----------------------------------------------------------------------------------------------------------------
     RI      10/01/2012     684503 UN3        Variable         61,428.00         Residual -->             598.00
-----------------------------------------------------------------------------------------------------------------
    TOTAL                                                 $63,491,428.00        $1,712,683.75      $1,020,598.00
-----------------------------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
        13.125%, 10/01/12, $41,650,000